UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

TOMI ENVIRONMENTAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-09908	59-1947988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8430 Spires Way, Suite N Frederick, Maryland 21701
(Address of principal executive offices) (Zip Code)

(800) 525-1698
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	TradingSymbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TOMZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07
Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Shareholders of TOMI Environmental Solutions, Inc. (the “Company”) held on December 30, 2020 (the “Annual Meeting”), the shareholders of the Company approved four proposals, a description of which may be found in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 2, 2020. Of the 16,824,763 shares of voting stock outstanding as of the record date, 12,537,006 shares were represented at the Annual Meeting, which constituted a quorum. The final voting results of the four proposals are set forth below.

Proposal 1: Election of Class III Directors

The Company's shareholders elected Halden S. Shane and Harold W. Paul to serve as the Class III Directors on the Company's Board of Directors (the “Board”), to serve a three-year term that will expire at the Company's 2023 Annual Meeting of Shareholders and at such time as his successor has been duly elected and qualified or his earlier resignation or removal. The voting results are as follows:

	For	Withheld	Broker Non-Votes
Halden S. Shane	7,077,611	206,570	5,252,825
Harold W. Paul	7,060,024	224,157	5,252,825

Proposal 2: Ratification of Independent Registered Public Accounting Firm

The Company's shareholders ratified the appointment of Wolinetz, Lafazan & Company, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020, as set forth below:

For	Against	Abstain
12,412,225	73,658	51,123

Proposal 3: Approval of an Amendment and Restatement of the Company’s 2016 Equity Incentive Plan to Increase the Number of Shares of Common Stock Authorized for Issuance Thereunder

The Company's shareholders approved of the proposal to amend and restate the Company’s 2016 Equity Incentive Plan to increase the maximum number of shares of common stock authorized for issuance thereunder by 1,375,000 shares, from 625,000 shares to 2,000,000 shares, as set forth below:

For	Against	Abstain	Broker Non-Votes
4,780,255	281,864	2,222,062	5,252,825

Proposal 4: Advisory Vote to Approve Executive Compensation

The proposal seeking approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers was approved by the Company's shareholders, as set forth below:

For	Against	Abstain	Broker Non-Votes
4,765,282	278,735	2,240,164	5,252,825

Item 7.01
Regulation FD Disclosure

On December 30, 2020, members of the Company’s management team delivered a presentation at the Annual Meeting. A copy of the presentation is being furnished as Exhibit 99.1.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Presentation at the 2020 Annual Meeting of Shareholder of TOMI Environmental Solutions, Inc. on December 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date: December 31, 2020	By:	/s/ Halden S. Shane
Name: Halden S. Shane
Title: Chief Executive Officer